Prospectus
          NOVEMBER ^ 30, 1998

Putnam Investors Fund
Class A, B and M shares Investment
Category: Growth This prospectus
explains what you should know about
this mutual fund before you
invest. Please read it carefully.
Putnam Investment Management, Inc.
(Putnam Management), which has managed
mutual funds since 1937, manages the
fund.

^ These securities have not been
approved or disapproved by the
Securities and
Exchange Commission ^ nor has the
Commission passed upon the accuracy or
adequacy of this prospectus.  Any
statement to the contrary is a crime.




     CONTENTS
2    Fund summary
2    Goal
2    Main investment strategies
2    Main risks
2    Performance information
3    Fees and expenses
5    What are the fund's main
investment
   strategies and related
     risks?
7    Who manages
the fund?
8    How does
the fund price
its shares?
9    How do I
buy fund
shares?
11   How do I
sell fund
shares?
13   How do I
exchange
fund shares?
14   Fund
distributions
and taxes
15   Financial
highlights



s
BOSTON ( LONDON ( TOKYO

Fund summary
GOAL
The fund seeks long-term growth of
capital and any increased income that
results from this growth.
MAIN INVESTMENT STRATEGIES - GROWTH
The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks. Most of the stocks bought by the fund are "growth" stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.
MAIN RISKS
The main risks that could adversely affect the value of this fund's shares and the total return on your investment include
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the
securities markets will adversely affect the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

You can lose money by investing in the
fund. The fund may not achieve its
goals, and is not intended as a complete investment program. An investment in the fund is not a deposit of ^ a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ^ or any other government agency.

PERFORMANCE INFORMATION
The following information provides some
indication of the fund's risks.  The
chart shows year-to-year changes in the
performance of one of the fund's
classes of shares, class A shares. The
table following the chart compares the
fund's performance to that of a broad
measure of market performance. Of
course, the fund's past performance is not an indication of future performance.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A
SHARES
1988 7.48%
1989 33.92%
1990 -2.77%
1991 28.56%
1992 7.89%
1993 17.87%
1994 -3.19%
1995 37.55%
1996 21.40%
1997 34.49%
Performance figures in the bar chart do
not reflect the impact of sales
charges. If they did, performance would
be less than that shown. Year-to-date
performance through ^ 9/30/98 was ^
8.19%. During the ^ periods shown in the
bar chart, the highest return for a
quarter was 18.49% (quarter ending
6/30/97)
and the lowest return for a quarter was -
15.90% (quarter ending 9/30/90).
Average ^ Annual Total Returns (for
periods ending 12/31/97)
     Past Past Past      Since
     ^ 1 year  5 years   10 years
inception*
                    (dates vary) ^
Class A   26.78%    19.28%    16.71%
^ N/A
Class B   28.33%    19.55%    ^ N/A
9.32% ^
Class M   29.16%    ^ N/A     ^ N/A
9.55% ^
S&P 500 Index  33.36%    20.27%
18.05%    ^ N/A

^*Inception dates: class B - 3/1/93;
class M 12/2/94
Unlike the bar chart, this performance
information reflects the impact of
sales
charges^.  Class A and class M share
performance reflects the current
maximum
initial sales charges; class B
performance reflects the maximum
applicable
deferred sales charge if shares had
been redeemed on 12/31/97. The fund's
performance is compared to the Standard
& Poor's 500 Index, an unmanaged index
of common stocks frequently used as a
general measure of U.S. stock market
performance.
FEES AND EXPENSES
This table summarizes the fees and
expenses you may pay if you invest in
the
fund. ^ Expenses are based on the
fund's last fiscal year. Shareholder ^
Fees (fees paid directly from your
investment)
     Class A   Class B   Class M
Maximum ^ Sales Charge
(Load) imposed
 on purchases (as a
percentage of
the offering price)     5.75%     NONE*
              3.50%*

Maximum ^ Deferred Sales Charge
(Load)
 (as a percentage of the original
 purchase price or redemption
proceeds, whichever is lower)
NONE**
          5.00%     NONE

Annual ^ Fund Operating Expenses
 ^(expenses that are deducted from
           fund assets)
              Total
                    Annual Fund
     Management     Distribution
Other
^ Operating
   ^ Fees    (12b-1) ^ Fees ^
            Expenses
^ Expenses

Class A   0.51%     0.25%
0.19%
 .95%
Class B   0.51%     1.00%     ^
0.19%   1.70%
Class M   0.51%     0.75%
0.19%     1.45%

*The higher 12b-1 fees borne by class B
and class M shares may cause their long-
term shareholders to pay more than the ^
total sales charges paid by owners
of class A shares.
**A deferred sales charge of up to 1% may
be imposed on certain redemptions
of class A shares bought without an
initial sales charge.
^
EXAMPLE
This example translates the "total annual
fund operating expenses" shown in
the preceding table into dollar amounts.
By doing this, you can ^ easily
compare the cost of investing in the fund
to the cost of investing in other
mutual funds. The example makes certain
assumptions. It assumes that you
invest $10,000 in the fund for the time
periods shown and then, except as
shown for class B ^, redeem all your
shares at the end of those periods. It
also assumes a 5% return on your
investment each year and that
     1 year    3 years   5 years   10
years
C^ lass A $666 $860 $1,070    $1,674
C^ lass B $673 $836 $1,123    $1,810*
C^ lass B (no redemption)     $173 $536
$923 $1,810* C^ lass M $492 $793 $1,114
$2,025

*^ Reflects the conversion of class B
shares to class A shares, which pay
lower 12b-1 fees.  Conversion occurs no
more than eight years after purchase.

What are the fund's main investment
strategies and related risks? A^ ny
investment carries with it some level of risk that generally reflects its potential for reward. The fund pursues its goal of long-term growth of capital and any increased income that results from this growth by investing mainly in common stocks, which represent ownership interests in companies.
Putnam Management gives more consideration to growth potential than to dividend income. Putnam Management believes that evaluating a company's probable future earnings, dividends, financial strength, wor
* Common stocks. The value of a company's stock may fall as a result of factors which directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.
Similarly,
a stock's value may ^ fall because of
factors affecting companies in the same
industry or a number of different
industries, such as increases in
production
costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unreact more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Growth stocks. The fund may invest in
stocks of companies that Putnam
Management believes are likely to have
earnings that will grow faster than
the economy as a whole. These growth
stocks typically trade at
higher
multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If
Putnam Management's assessment of the
prospects for the company's earnings
growth is wrong, or if its judgment of
the company's earnings growth is wrong,
then the price of the company's stock
may fall or not approach the value that
Putnam Management has placed on it.
Foreign investments. The fund may invest without limit in securities of foreign issuers that are traded in U.S.
public markets. While the fund may
also invest in securities of foreign
issuers that are not traded in U.S.
public markets, it does not expect that
such investments will normally
represent more than 20% of its assets,
although they may occasionally exceed
this amount.
Foreign investments involve certain
special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means the fund may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are of "emerging markets" that typically have less developed legal and financial systems.
Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S.
companies that have
significant foreign
operations.
Derivatives. The fund may engage in a
variety of transactions involving
derivatives such as futures, options,
warrants and swaps. Derivatives are
financial instruments whose value depends upon, or is derived from, the value of one or more underlying investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the security, index or currency specified in the derivative instrument.

The fund may use derivatives both for
hedging and nonhedging purposes.
Derivatives involve special risks and may result in losses. The fund will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments. For further information about the risks of derivatives, see the fund's statement of additional information (SAI).

* Frequent trading. The fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders. * Other investments. In addition to the main investment strategies described above, the fund may also make other types of investments, such as investments in preferred stocks, convertible securities or fixed income securities, and therefore^ may be subject to other risks, as described in the SAI. * Alternative strategies. At times Putnam Management may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders.
Putnam Management then may temporarily
use alternative strategies that are mainly designed to limit the fund's losses.
Although Putnam Management has the
flexibility to use these strategies, it
may choose not to for a variety of
reasons, even in very volatile market
conditions.  These strategies may cause
the fund to mi ies, and may prevent
the fund from achieving its goal.
* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated. Who manages the fund?
The fund's Trustees oversee the general
conduct of the fund's business. The
Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund's last fiscal year. Putnam
Management' One Post Office Square,
Boston, MA 02109. The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their recent professional experience is also shown.

Manager                     Since
Experience

C. Beth Cotner 1995 Employed as an
investment Managing Director
professional* by Putnam
          Management since 1995.
          Prior
    to September, 1995, Ms. Cotner was
          a Portfolio Manager and Executive
Vice President of Kemper Financial
Services.

Richard B. England  1996 Employed as an
investment
Senior Vice President         professional*
     by Putnam Management since 1992.

Manuel Weiss   1996 Employed as an
investment
Senior Vice President         professional*
          by Putnam Management since 1987.

*Investment professional means that the
manager was either a portfolio manager or analyst.

* Year 2000 issues.   The fund could be
adversely affected if the computer
systems used by Putnam Management and the fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000related computer problems could have a negative effect on the fund, both in its operations and in its investments, Putnam
Management is working to avoid such
problems and to obtain assurances from
service providers t
ps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.
How does the fund price its shares?
The price of the fund's shares is based
on its net asset value (NAV). The NAV
per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's
NAV. Because foreign markets may be open at different times than the New York
Stock Exchange, the value of the fund's
shares may change on days when
shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur betwee and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.
How do I buy fund shares?
You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor
Services generally must receive your
completed buy order before the close of
regular trading on the exchange for
your shares to be bought at that day's
offering price. You can buy shares
* Through a financial advisor Your advisor will be responsible for furnishing all necessary documents to Putnam Investor
Services, and may charge you for
his or her services.
* Through systematic investing You can
make regular investments of $25 or
more per month through automatic
deductions from your bank checking or
savings
account. Application forms are available through your advisor or Putnam
Investor Services at 1-800-225-1581.
You may also complete an order form and
write a check for the amount you wish
to invest, payable to the fund. Return
the check and completed form to Putnam
Mutual Funds.
The fund may periodically close to new
purchases of shares or refuse any order
to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.
WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of
three classes of fund shares: A, B,
and M. This allows you to choose among
different types
of sales charges and
different levels of ongoing operating
expenses, as illustrated in the "Fees
and expenses" section. The class of
shares that is best for you depends on
a
number of factors, including the amount
you plan to invest and how long you
plan to hold the shares. Here is a
summary of the differences among the
classes of shares: Class A shares
* Initial sales charge of up to 5.75%
* Lower sales charge for investments
of $50,000 or more
* No deferred sales charge (except on
certain redemptions of shares bought
without an initial sales charge)
* Lower annual expenses, and higher
dividends, than class B
or M shares because of lower 12b-1 fee

Class B shares
* No initial sales charge; your entire
investment
goes to work for you
* Deferred sales charge of up to 5% if you sell shares within 6 years after you bought them
* Higher annual expenses, and lower
dividends, than class A
or M shares because of higher 12b-1 fee
* Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)
* Orders for class B shares for more than $250,000 are treated as orders for class A shares or refused

Class M shares
* Initial sales charge of up to 3.50%
* Lower sales charges for larger
investments of $50,000 or
more^
* No deferred sales charge
* Lower annual expenses, and higher
dividends, than class B
shares because
of lower 12b-1 fee
* Higher annual expenses, and lower
dividends, than class A
shares because
of higher 12b-1 fee
* No conversion to class A shares, so
future 12b-1 fee does
not decrease^

Initial sales charges for class A and M
shares
  Class A sales charge     Class M sales
                  charge
     as a percentage of: as a percentage
     of: ---------------------------------
     -     --------------------
---------------
Amount of purchase  Net amount
Offering  Net amount
Offering
at offering price ($)    invested  price*
invested price* --------------------------
------------------------------------------
--
Under 50,000   6.10%     5.75%     3.63%
3.50%

50,000 but under
100,000   4.71 4.50 2.56 2.50

100,000 but under
250,000   3.63 3.50 1.52 1.50

250,000 but under
500,000   2.56 2.50 1.01 1.00

500,000 but under
1,000,000 2.04 2.00 NONE NONE

1,000,000 and above NONE NONE NONE NONE --
------------------------------------------
-----------------------------
*Offering price includes sales charge.

Deferred sales charges for class B and
certain class A shares
If you sell (redeem) class B shares within
six years after you bought them, you
will generally pay a deferred sales charge
according to the following schedule.
Year after
purchase  1    2    3    4    5    6    7+
------------------------------------------
----------------------------------
Charge    5%   4%   3%   3%   2%   1%   0%

A deferred sales charge of up to 1% may
apply to class A shares purchased
without an initial sales charge, if
redeemed within two years after purchase.
Deferred sales charges will be based on
the lower of the shares' cost and
current NAV. Shares not subject to any
charge will be redeemed first, followed
by shares held longest. You may sell
shares acquired by
reinvestment of
distributions without a charge at any
time.
* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.
* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders.
The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The
Trustees currently limit payments on class
A and class M shares to 0.25% and
0.75% of average net assets, respectively.
Because these fees are paid out of
the fund's assets on an ongoing basis,
they will tment. The higher fees for class
B and class M shares
may cost you more than
paying the initial sales charge for class
A shares. Because class M shares,
unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares.
How do I sell fund shares?
You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund.
Payment for redemption may be delayed
until the fund collects the purchase
price of shares, which may take up to 15 calendar days after the purchase date.

* Selling shares through your financial
advisor. Your advisor must receive
your request in proper form before the
close of regular trading on the New
York Stock Exchange for you to receive
that day's NAV, less any applicable
deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor
Services on a timely basis and may
charge you for his or her services.
* Selling shares directly to the fund.
Putnam Investor Services must receive
your request in proper form before the
close of regular trading on the New
York Stock Exchange in order to receive
that day's NAV, less any applicable
sales charge.
By mail. Send a signed letter of
instruction to Putnam Investor Services.
If
you have certificates for the shares you want to sell, you must include them along with completed stock power forms.
By telephone. You may use Putnam's
Telephone Redemption Privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor
Services of an address change within the preceding 15 days. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
The Telephone Redemption Privilege is not available if there are certificates for your shares. The Telephone Redemption
Privilege may be modified or
terminated without notice.
* Additional documents. If you
* sell shares with a value of $100,000
or more,
* want your redemption proceeds sent to
an address other than
your address
as it appears on Putnam's records, or
* have notified Putnam of a change in
address within the preceding 15 days,
the signatures of registered owners or
their legal representatives must be
guaranteed by a bank, broker-dealer or
certain other
financial institution.
Stock power forms are available from
your financial advisor, Putnam Investor
Services and many commercial banks.
Putnam Investor Services usually
requires
additional documents for the sale of
shares by a corporation, partnership,
agent or fiduciary, or a surviving
joint owner. Contact Putnam Investor
Services for details.
* When will the fund pay me? The fund
generally sends you payment for your
shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.
* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
How do I exchange fund shares?
If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you o ing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
To exchange your shares, complete an
Exchange Authorization Form and send it
to Putnam Investor Services. The form is available from Putnam Investor
Services. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Telephone Exchange
Privilege is not available if the fund
issued certificates for your shares. Ask your financial advisor or Putnam
Investor Services for prospectuses of
other Putnam funds. Some Putnam funds
are not available in all states.
The exchange privilege is not intended as a vehicle for short-term trading.
Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. shareholders or only to those shareholders whose exchanges Putnam
Management
determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.
Fund distributions and taxes
The fund distributes any net investment
income quarterly and any net realized
capital gains at least once a year. You
may choose to:

* reinvest all distributions in additional shares;
* receive any distributions from net
investment income in cash while
reinvesting capital gains distributions in additional shares; or
* receive all distributions in cash.

If you do not select an option when you
open your account, all distributions
will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam
Investor Services is returned as
"undeliverable," fund distributions will automatically be reinvested in another Putnam fund.
The fund's investments in foreign
securities may be subject to foreign
withholding taxes.  In that case, the
fund's yield on those
securities would
be decreased.  Shareholders generally
will not be entitled to claim a credit
or deduction with respect to foreign
taxes.  In addition, the fund's
investments in foreign securities or
foreign currencies may increase or
accelerate the fund's recognition of
ordinary income and may affect the timing or amount of the fund's distributions.
For federal income tax purposes,
distributions of investment income are
taxable as ordinary income. Taxes on
distributions of capital gains are
determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of
gains from investments that the fund owned for more than one gains.
Distributions of gains from investments
that the fund owned for one year will
be taxable as ordinary income.
Distributions are taxable whether you
received
them in cash or reinvested them in
additional shares. Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights
The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund included in the fund's annual report to shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS
           CLASS A
(For a share oustanding during the period)
                           Year ended July
31
                         1998   1997
1996
1995      1994

Net asset value,
beginning of period  $11.98    $9.07
$9.05
$7.85     $8.87

Investment operations
Net investment income (loss)  --c  .05c
 .06  .08  .06 Net realized and unrealized
gain
on investments       2.81       4.08
1.17    1.85 .26

Total from investment operations   2.81
4.13 1.23 1.93 .32

Less distributions:
From net investment income^   (.04)
(.05)
(.09)     -^(.05)

From net realized gain on investments
(1.08)
(1.17)    (1.12) (.73)     (1.29)

Total distributions (1.12)    (1.22)
(1.21)
(.73)     (1.34)

Net asset value, end of period     $13.67
$11.98 $9.07
$9.05     $7.85

Ratios and supplemental data

Total investment return at
net asset value (%)a ^   25.75     49.91
14.32
27.55
3.33

Net assets, end of period
(in thousands)      $3,209,986  $1,819,333
$1,104,264
$956,830    $786,118

Ratio of expenses to average
net assets (%)b
                         .95  1.00 1.03
 .99  .99
Ratio of net investment income (loss)
to average net assets (%)     .03  .50
 .69  1.03 .88

Portfolio turnover (%)   59.14     95.17
128.21
96.75
100.16

^ a  Total return assumes dividend
reinvestment and does not reflect the
effect of sales charges.
^ b The ratio of expenses to average net assets for periods ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
^ c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS
           CLASS B
(For a share outstanding throughout the
period)
                          Year Ended July
31
                         1998   1997
1996
1995      1994

Net ^ asset value,
beginning of period $11.62    $8.85
$8.88
$7.78     $8.85

^ Investment ^ operations
^ Net investment income (loss)     (.09)c
(.03)c
--   .01 .03

Net ^ realized and unrealized gain
on investments^     2.72 3.98 1.13 1.82
 .21

Total ^ from investment operations 2.63
3.95 1.13 1.83 .24
Less ^ distributions:
^ From net investment income  ^--  (.01)
(.04)
--   ^(.02)

^ From net realized gain on investments
(1.08)
(1.17)    (1.12) (.73)     (1.29)

Total ^ distributions    (1.08)    (1.18)
(1.16) (.73) (1.31)

Net ^ asset value, end of period   $13.17
$11.62 $8.85
$8.88     $7.78

Ratios and supplemental data

Total investment return at
net asset value (%)a ^   24.84     48.87
13.42 26.46
2.38

Net ^ assets, end of period
^(in thousands)     $979,603  $303,089
$89,378 $47,906
$21,033

Ratio of ^ expenses to average
^ net assets (%)b   1.70 1.75 1.77 1.75
1.77
Ratio of ^ net investment income to
^ average net assets (%) (.74)     (.26)
(.09)
 .22  .08

Portfolio ^ turnover (%) 59.14     95.17
128.21 96.75 100.16

^ a  Total return assumes dividend
reinvestment and does not reflect the
effect of sales charges.
^ b The ratio of expenses to average net assets for periods ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
^ c  Per share net investment income
(loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
^

FINANCIAL HIGHLIGHTS
           CLASS M
(For a share outstanding throughout the
period)
                             Year ended
July 31
                               1998
1997 1996
1995+
Net ^ asset value,
beginning of period        $11.85
$9.00     $9.02 $7.78

^ Investment ^ operations
Net investment income (loss)  (.06)c
--c  .05 .01

Net ^ realized and unrealized gain
on investments^     2.78 4.05 1.12
1.96
Total ^ from investment operations
2.72 4.05 1.17 1.97
Less ^ distributions:
^ From net investment income^ (.02)
(.03) (.07)          -

^ From net realized gain on investments
(1.08)
(1.17)    (1.12) (.73)

Total ^ distributions    (1.10)    (1.20)
(1.19) (.73)

Net ^ asset value, end of period   $13.47
$11.85 $9.00
$9.02

Ratios and supplemental data

Total investment return at
net asset value ^ (%)a   25.14     49.28
13.70 28.29*

^ Net assets, end of period
(in thousands) $87,730   $27,384   $5,650
$873

Ratio of ^ expenses to average
^ net assets (%)b
     1.45 1.50 1.51      1.56*
Ratio of ^ net investment income to
^ average net assets (%) (.48)     (.02)
 .16
 .29*

Portfolio ^ turnover (%) 59.14     95.17
128.21 96.75

+    For the period from the commencement
of operations on December 2, 1994 through
July 31, 1995. *    Not annualized.
^ a  Total return assumes dividend
reinvestment and does not reflect the
effect of sales charges.
^ b  The ratio of expenses to average net
assets for periods ended July 31, 1996 and
thereafter includes amounts paid through
brokerage service and expense offset
arrangements. Prior period ratios exclude
these amounts.
^ c  Per share net investment income
(loss) has been determined on the basis of
the weighted average number of shares
outstanding during the period.


^ Glossary of terms
Bond An IOU issued by a government or
corporation that usually pays interest.

Capital   A profit or loss on the sale of
securities gain/loss (generally stocks or bonds).

Class A, B,    Types of shares, each class
offering investors a
M shares  different way to pay sales
charges and distribution fees. A fund's
prospectus explains the availability and attributes of each type.

Common    A unit of ownership of a
corporation.
stock

Distribution   A payment from a mutual
fund to shareholders. It may include
interest from bonds and dividends from
stocks (dividend distributions). It
may also include profits from the sale
of securities from the fund's
portfolio
(capital gains distributions).

Net asset The value of one share of a
mutual fund value (NAV) without regard
to sales charges. Some bond funds aim
for a steady NAV,
representing stability;
most stock funds aim to raise NAV,
representing growth in the value of an
investment.

Public    The purchase price of one
class A or class M offering  share of
a mutual fund, including the
applicable price (POP)    "frontend"
sales charge.

Total return   A measure of performance
showing the change in the value of an
investment over a given period, assuming
all earnings are reinvested.
Yield     The percentage rate at which a
fund has earned income from its
investments over the indicated period.

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more
monthly, quarterly, or semiannually
from your Putnam mutual fund account
valued at $10,000 or more. Your
automatic withdrawal may be made on any
business day of the month except for
the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one
Putnam account to another on a regular,
prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in
the same class of shares without charge.
The exchange privilege allows you to
adjust your
investments as your objectives
change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

DIVIDENDS PLUS

Diversify your portfolio by investing
dividends and other distributions from
one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you
may agree to invest a minimum dollar
amount over 13 months. Depending on your fund, the minimum is $25,000,
$50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam Mutual Funds that a Statement of Intention is in effect.

Investors may not maintain, within the
same fund, simultaneous plans for
systematic investment or exchange (into
the fund) and systematic withdrawal
or exchange (out of the fund).  These
privileges are subject to change or
termination.

For more information about any of these
services and privileges, call your
investment advisor or a Putnam customer
service representative toll free at
1-800-225-
1581.


Putnam
Family of
Fundsa

PUTNAM
GROWTH
FUNDS
Putnam
Asia
Pacific
Growth
Fund
Putnam
Capital
Appreciat
ion Fundb
Putnam
Capital
Opportuni
ties Fund
Putnam
Diversifi
ed Equity
Trust
Putnam
Emerging
Markets
Fund
Putnam
Europe
Growth
Fund
Putnam
Global
Growth
Fund
Putnam
Global
Natural
Resources
Fund
Putnam
Growth
Opportuni
ties Fund
Putnam
Health
Sciences
Trust
Putnam
International
Growth Fund
Putnam
International
New
Opportunities
Fund Putnam
International
Voyager Fund
Putnam Investors
Fund
Putnam New
Opportunities Fundb
Putnam OTC
& Emerging
Growth
Fund
Putnam
Research
Fund
Putnam
Vista Fund
Putnam
Voyager
Fund
Putnam
Voyager
Fund II

PUTNAM GROWTH AND
INCOME FUNDS Putnam
Balanced Retirement
Fund Putnam
Convertible Income
Growth Trust Putnam
Equity Income Fund
The George Putnam
Fund of Boston
Putnam Global
Growth and Income
Fund The Putnam
Fund for Growth and
Income Putnam
Growth and Income
Fund II
Putnam
International
Growth and Income
Fund Putnam New
Value Fund
Putnam Utilities
Growth and Income
Fund

PUTNAM INCOME FUNDS
Putnam American
Government Income
Fund Putnam
Diversified Income
Trust Putnam Global
Governmental Income
Trust Putnam High
Quality Bond Fundc
Putnam High Yield
Advantage Fundb Putnam
High Yield Total Return
Fund Putnam High Yield
Trustb
Putnam High Yield Trust
II
Putnam Income Fund
Putnam Intermediate
U.S. Government Income
Fund Putnam Preferred
Income Fund

Putnam Strategic Income
Fundd Putnam U.S.
Government
Income Trust

PUTNAM TAX-FREE INCOME
FUNDS
Putnam Municipal Income Fund Putnam
Tax Exempt Income Fund Putnam Tax-
Free High Yield Fund Putnam Tax-Free
Insured Fund Putnam State tax-free
income funds Arizona, California,
Florida, Massachusetts, Michigan,
Minnesota, New Jersey,
New York, Ohio and Pennsylvania

LIFESTAGES M FUNDS
Putnam Asset Allocation Funds --
three investment portfolios that
spread your
money across a variety of stocks,
bonds, and money market investments
seeking
to help maximize your return and
reduce your risk. The three
portfolios:
Balanced Portfolio Conservative
Portfolio Growth
Portfolio

PUTNAM MONEY MARKET
FUNDSf Putnam Money
Market Fund
Putnam California Tax
Exempt Money Market
Fund Putnam New York
Tax Exempt Money
Market Fund Putnam Tax
Exempt Money Market
Fund

a    As of 9/30/98.
b    New investments restricted; see your
financial
advisor for
details.
c    Formerly Putnam Federal Income Trust.
d    Formerly Putnam Diversified Income
Trust II.
e    Not available in all states.
f    Investments in money market funds are
neither
insured nor
guaranteed by the
U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or
Putnam Mutual Funds to obtain a
prospectus for any Putnam fund. It
contains more complete information,
including charges and expenses. Read it
carefully before you invest or send
money.

For more information
about Putnam Investors Fund

The fund's statement of additional
information (SAI) and annual and semi-
annual
reports to shareholders include additional information about the fund. The
SAI, and the auditor's report and
financial statements included in the
fund's
most recent annual report to its
shareholders, are incorporated by
reference
into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam ^ funds, or make shareholder inquiries, by contacting your financial advisor or Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-
0330 for information about the
operation of the public reference room.
You may also access reports and other
information about the fund on the
Commission's Internet site at
http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public
Reference Section of the

PUTNAM INVESTMENTS
One Post Office Square
Boston,
Massachusetts
02109 1-800-225-
1581

Address
correspondence
to Putnam
Investor
Services P.O.
Box 989
Boston MA  02103

www.putnaminv.com

File No. 811-159

Prospectus
NOVEMBER 30, 1998 Putnam Investors Fund
Class A shares - for eligible retirement
plans Investment Category: Growth^
This prospectus explains what you should
know about this mutual fund before
you invest. Please read it carefully.
This prospectus only offers class A
shares of the fund without a sales charge
to eligible retirement plans.
Putnam Investment Management, Inc.
(Putnam Management), which has managed
mutual funds since 1937, manages the
fund.
^ These securities have not been approved
or disapproved by the Securities
and Exchange Commission ^ nor has the
Commission passed upon the accuracy or
adequacy of this prospectus.  Any
statement to the contrary is a crime.
     CONTENTS
2    Fund summary
2    Goal
2    Main investment strategies
2    Main risks
2    Performance information
3    Fees and expenses
4    What are the fund's main
investment strategies
     and related risks?
6    Who manages the
fund?
7    How does the fund
price
its shares?
7    How do I buy fund
shares?
8    How do I sell fund
shares?
9    How do I exchange
fund shares?
9    Fund distributions
and taxes
10   Financial highlights
^

Putnam Defined ^ Contribution Plans

Fund summary
GOAL
The fund seeks long-term growth of
capital and any increased income that
results from this growth.
MAIN INVESTMENT STRATEGIES - GROWTH
The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks. Most of the stocks bought by the fund are "growth" stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.
MAIN RISKS
The main risks that could adversely affect the value of this fund's shares and the total return on your investment include
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the
securities markets will adversely affect the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

You can lose money by investing in the
fund. The fund may not achieve its
goals, and is not intended as a complete investment program. An investment in the fund is not a deposit of ^ a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ^ or any other government agency.
PERFORMANCE INFORMATION
The following information provides some
indication of the fund's risks.  The
chart shows year-to-year changes in the
performance of the fund's class A
shares.  The table following the chart
compares the fund's performance to that
of a broad measure of market performance.
Of course, the fund's past
performance is not an indication of
future performance.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A
SHARES
Plot points
1988 7.48%
1989 33.92%
1990 -2.77%
1991 28.56%
1992 7.89%
1993 17.87%
1994 -3.19%
1995 37.55%
1996 21.40%
1997 34.49%
Performance figures in the bar chart do
not reflect the impact of sales
charges. If they did, performance would
be less than that shown. Year-to-date
performance through ^ 9/30/98 was ^
8.19%. During the ^ periods shown in the
bar chart, the highest return for a
quarter was 18.49% (quarter ending
6/30/97)
and the lowest return for a quarter was -
15.90% (quarter ending 9/30/90).
Average ^ Annual Total Returns (for
periods ending 12/31/97)
     Past Past Past
     ^ 1 year  5 years   10 years
^ Class A ^ 34.49%  ^ 20.71%  ^ 17.40%
S&P 500 Index  33.36%    20.27%    18.05%
^

Class A performance reflects the waiver of
sales charges for purchases through
eligible retirement plans.  The fund's
performance is compared to the Standard
& Poor's 500 Index, an unmanaged index of
common stocks frequently used as a
general measure of U.S. stock market
performance.
FEES AND EXPENSES
This table summarizes the expenses you may
pay if you buy and hold class A
shares of the fund.   Expenses are based
on the fund's last fiscal year.
Annual Fund Operating Expenses ^
(expenses that are deducted from fund
assets)

                    Total
                    Annual
                    Fund
     Management     Distribution   Other
Operating
     Fees (12b-1) Fees   Expenses
Expenses

Class A   0.51%     0.25%     0.19%
0.95%

EXAMPLE
This example translates the "total annual
fund operating expenses"
shown in
the preceding table into dollar amounts.
By doing this, you can ^ easily
compare the cost of investing in the fund
to the cost of investing in other
mutual funds. The example makes certain
assumptions. It assumes that you
invest $10,000 in the fund for the time
periods shown and then redeem all
your shares at the end of those periods.
It also assumes a 5% return on your
investment each year and that the fund's
operating expenses r hypothetical; your
actual costs and returns may be higher or
lower.
     1 year    3 years   5 years   10
years

Class A   $97  $303 $525 $1,166

What are the fund's main investment
strategies and related risks? Any
investment carries with it some level of risk that generally reflects its potential for reward. The fund pursues its goal of long-term growth of capital and any increased income that results from this growth by investing mainly in common stocks, which represent ownership interests in companies.
^ Putnam
Management ^ gives more consideration to growth potential than to dividend income. Putnam Management believes that evaluating a company's probable future earnings, dividends, financial strength, working will prove more profitable in the long run than simply seeking current dividend income. A description of the risks associated with the fund's main investment strategies follows.
* Common stocks. The value of a company's stock may fall as a result of factors which directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. ^ Similarly, a stock's value may ^ fall because of factors affecting ^ companies in the same industry or a number of different industries, such as increases in production costs.
The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated. industry, such as changes in interest rates or currency exchange rates.
In
addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
* Growth stocks. The fund may invest in
stocks of companies that Putnam
Management believes are likely to have
earnings that will grow faster than
the economy as a whole. These growth
stocks typically trade at higher multiples of current earnings than other stocks.
Therefore, the values of growth stocks
may be more sensitive to changes in
current or expected earnings than the
values of other stocks.  If Putnam
Management's assessment of the prospects for the company's earnings growth is wrong, or if its judged value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that Putnam
Management has placed on it.
* Foreign investments. The fund may invest without limit in securities of foreign issuers that are traded in U.S.
public markets. While the fund may also
invest in securities of foreign issuers
that are not traded in U.S. public
markets, it does not expect that such
investments will normally represent more than 20% of its assets, although they may occasionally exceed this amount.
Foreign investments involve certain
special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means the fund may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are of "emerging markets" that typically have less developed legal and financial systems.
Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S.
companies that have significant foreign
operations.
>Derivatives. The fund may engage in a
variety of transactions involving
derivatives such as futures, options,
warrants and swaps. Derivatives are
financial instruments whose value depends upon, or is derived from, the value of ^ one or more underlying ^ investments, ^ indexes or ^ currencies. The fund's return on a derivative typically depends on the change in the value of the security, index or currency specified in the derivative instrument.

The fund may use derivatives ^ both for
hedging and non-hedging purposes.
Derivatives involve special risks and may
result in losses.  The fund will be
dependent on Putnam Management's ability
to analyze and manage these
sophisticated instruments.   For further
information about the risks of
derivatives, see the fund's statement of additional information (SAI).

* Frequent trading. The fund may buy and sell investments relatively often, which involves higher ^ brokerage commissions^ and other expenses. * Other investments. In addition to the main investment strategies described above, the fund may also make other types of investments, such as investments in preferred stocks, convertible securities^ or fixed income securities, and therefore^ may be subject to other risks, as described in the fund's SAI.
* Alternative strategies. At times Putnam
Management may judge that market
conditions make pursuing the fund's
investment strategies inconsistent with
the best interests of its shareholders.
Putnam Management then may temporarily
use alternative strategies that are mainly designed to limit the fund's losses.
Although Putnam Management has the
flexibility to use these strategies, it
may
choose not to for a variety of reasons,
even in very volatile market conditions.
These strategies may cause the fund to m ties, and may prevent the fund from achieving its goal.
* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated. Who manages the fund?
The fund's Trustees oversee the general
conduct of the fund's business. The
Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund's last fiscal year. Putnam
Management' Square, Boston, MA 02109.
The following officers of Putnam
Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their recent professional experience is also shown.
Manager              Since
Experience

C. Beth Cotner 1995 Employed as an
investment
Managing Director
          professional* by Putnam
          Management since 1995.
          Prior
          to September, 1995, Ms.
Cotner was
          a Portfolio Manager and
Executive Vice President of Kemper ^
Financial Services.

Richard B. England  1996 Employed as
an investment Senior Vice President
professional* by
Putnam
Management since 1992.

Manuel Weiss   1996
Employed as an
investment
Senior Vice President
          professional
          * by Putnam
          Management
          since 1987.

*Investment professional means that the
manager was either a portfolio manager
or analyst.

* Year 2000 issues.   The fund could be
adversely affected if the computer
systems used by Putnam Management and the fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000related computer problems could have a negative effect on the fund, both in its operations and in its ^ investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers to ps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.
How does the fund price its shares?
The price of the fund's shares is based
on its net asset value (NAV). The NAV
per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at ^ their fair value. The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S.
dollar may affect the fund's NAV.
Because foreign markets may be open at
different times than the
New York Stock
Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between open and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.
How do I buy fund shares?
All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.
Putnam Mutual Funds Corp. (Putnam Mutual
Funds) generally must receive your
plan's completed buy order before the close of regular trading on the New York
Stock Exchange for shares to be bought at that day's offering price.
To eliminate the need for safekeeping, the fund will not issue certificates for shares.
The fund may periodically close to new
purchases of shares or refuse any order
to buy shares if Putnam Management
determines that doing so would be in the best interests of the fund and its shareholders.
* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders.
The plan provides for payments at the
annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.
* Eligible retirement plans. An employer-sponsored retirement plan for which
Putnam Fiduciary Trust Company or its
affiliates provide recordkeeping or other services in connection with the purchase of class A shares is eligible to purchase fund shares through this prospectus if
* it initially invests at least $20
million in Putnam funds and other
investments managed by Putnam Management or its affiliates, or
* its dealer of record has, with the
consent of Putnam Mutual Funds, waived
its commission or agreed to refund its
commission to Putnam Mutual Funds if
the plan redeems 90% or more of its
cumulative purchases within two years of its initial purchase.
Other employer-sponsored
retirement plans^ are eligible to
purchase fund shares
through this prospectus if
* ^ they invest at least $1 million in
class A shares, or have at least 200
eligible employees, and
* ^ the dealer of record waives its
commission with the consent of Putnam
Mutual Funds.
Employer-sponsored retirement plans
participating in a "multifund" program
approved by Putnam Mutual Funds may
include amounts invested in other
participating mutual funds for purposes of determining whether ^ a plan meets the $20 million and $1 million thresholds listed above. Employersponsored plans may make additional investments of any amount at any time. How do I sell fund shares?
Subject to any restrictions ^ your ^ plan imposes, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open.
For more information about how to sell
shares of the fund through your
employer's plan, including any charges
that the plan
may impose, please consult your employer.
Your plan administrator must send a signed letter of instruction to Putnam
Investor Services. The price you will
receive is the next NAV per share
calculated after the fund receives the
instruction in proper form. In order
for you to receive that day's NAV, Putnam
Investor Services must receive the
instruction before the close of regular
trading on the New York Stock Exchange.
The fund generally sends ^ payment for
your shares the business day after your
request is received.  Under unusual
circumstances, the fund may suspend
redemptions, or postpone payment for more than seven days, as permitted by federal securities law. ^
How do I exchange fund shares?
Subject to any restrictions your plan
imposes, you can exchange your fund
shares for shares of other Putnam funds
offered through your employer's plan
^ without ^ a sales ^ charge. Contact your plan administrator or Putnam
Investor Services for more information.
The exchange privilege is not intended as a vehicle for short-term trading.
Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. Th areholders or only to those shareholders whose exchanges Putnam
Management determines are likely to have a negative effect on the fund or other
Putnam funds.
Fund distributions and taxes
The fund distributes any net investment
income quarterly and any net realized
capital gains at least once a year.
The terms of your employer's plan will
govern how your employer's plan may
receive distributions from the fund.
Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.
Generally, for federal income tax
purposes, fund distributions are taxable as ordinary income, except that any distributions of longterm capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan. The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.
Financial highlights
The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS
CLASS A
(For a share oustanding during the period)
     Year ended July 31
     1998 1997 1996 1995 1994

Net ^ asset value, beginning of period
$11.98
$9.07     $9.05 $7.85     $8.87

^ Investment ^ operations

Net ^ investment income (loss)     --c
 .05c .06  .08 .06

Net ^ realized and unrealized gain
on investments^     2.81 4.08 1.17 1.85
 .26

Total ^ from investment operations 2.81
4.13 1.23 1.93 .32

Less ^ distributions:
^ From net investment income^ (.04)
(.05)
(.09)     -(.05)

^ From net realized gain on investments
(1.08)
(1.17)    (1.12) (.73)     (1.29)

Total ^ distributions    (1.12)    (1.22)
(1.21) (.73) (1.34)

Net ^ asset value, end of period   $13.67
$11.98 $9.07
$9.05     $7.85

Ratios and supplemental data

Total investment return at
net asset value ^ (%)a   25.75     49.91
14.32
27.55
3.33

^ Net assets, end of period
(in thousands)      $3,209,986  $1,819,333
$1,104,264     ^ $956,830    $786,118

Ratio of ^ expenses to average
^ net assets (%)b
     .95  1.00 1.03 .99  .99
Ratio of ^ net investment income (loss)
^ to average net assets (%)  .03  .50  .69
                 1.03 .88

Portfolio ^ turnover (%) 59.14     95.17
128.21 96.75 100.16

^ a  Total return assumes dividend
reinvestment and does not reflect the
effect of sales charges.
^ b The ratio of expenses to average net assets for periods ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
^ c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




For ^ more information
^ about Putnam Investors Fund

The fund's statement of additional
information (SAI) and annual and semi-
annual reports to shareholders include
additional information about the fund. The
SAI, and the auditor's report and
financial statements included in the
fund's most recent annual report to its
shareholders, are incorporated by
reference into this prospectus, which
means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund and other
Putnam ^ funds, or make shareholder
inquiries, ^ by calling Putnam toll-free at 1-800-^ 752-9894.
You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-
SEC0330 for information about the
operation of the public reference room.
You may also access reports and other
information about the fund on the
Commission's Internet site at
http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public
Reference Section of the Commission,
Washington, D.C. 205496009. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS
     Putnam Defined Contribution Plans
     One Post Office Square
     Boston,
     Massachusetts
     02109 ^ 1-800-
     752-9894

     Address
     correspondence
     to Putnam
     Investor
     Services
     P. O. Box 989
     Boston,
Massachusetts 02103

^

www.putnaminv.com

 ^ File No. 811-159





Prospectus
NOVEMBER 30, 1998

Putnam Investors Fund
Class Y shares
Investment Category: Growth
This prospectus explains what you should
know about this mutual fund before you
invest. Please read it carefully. ^
Putnam Investment Management, Inc.
(Putnam Management), which has managed
mutual funds since 1937, manages the
fund.
^ These securities have not been approved
or disapproved by the Securities and
Exchange Commission ^ nor has the
Commission passed upon the accuracy or
adequacy of ^ this prospectus. Any
statement to the contrary is a crime.
     CONTENTS
2    Fund summary
2    Goal
2    Main investment strategies
2    Main risks
2    Performance information
3    Fees and expenses
4    What are the fund's main
investment strategies
     and related risks?
6    Who manages the fund?
7    How does the fund price
its shares?
8    How do I buy fund
shares?
8    How do I sell fund shares?
9    How do I exchange fund
shares?
9    Fund distributions and taxes
10   Financial highlights
^

Putnam Defined ^ Contribution
Plans

Fund summary
GOAL
The fund seeks long-term growth of
capital and any increased income
that results from this growth.
MAIN INVESTMENT STRATEGIES - GROWTH
The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks. Most of the stocks bought by the fund are "growth" stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock.
The fund mainly buys stocks of larger
companies, although the fund may invest in companies of any size.
MAIN RISKS
The main risks that could adversely affect the value of this fund's shares and the total return on your investment include
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the
securities markets will adversely affect the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

You can lose money by investing in the
fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is not a deposit of ^ a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation ^ or any
other government agency. PERFORMANCE
INFORMATION
The ^ following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares
^. The table following the chart compares the fund's average annual total return for class Y shares for the periods shown to a broad measure of market performance.
Of course, the ^ fund's past performance is not an indication of future performance.

^ CALENDAR YEAR TOTAL RETURNS ^*
Plot points
1988 7.48%
1989 33.92%
1990 -2.77%
1991 28.56%
1992 7.89%
1993 17.87%
1994 -3.19%
1995 37.55%
1996 21.40%
1997 34.79%
Year-to-date ^ performance through ^
9/30/98 was 8.45%. During the ^ periods
shown in the bar chart, the highest return
for a quarter was 18.47% (quarter ending
6/30/97) and the lowest return for a
quarter was -15.90% (quarter ending
9/30/90).
^*Performance of class Y shares ^ in the
bar chart and table following the chart,
for periods prior to their inception on
1/7/97, is derived from the historical
performance of the fund's class A shares
(not offered by this prospectus).
Performance information for the period
prior to the inception does not been
reflect
the initial sales charge currently
applicable to class A shares or
differences in operating expenses between
class A shares and class Y shares which,
for class Y shares, are lower than the
operating expenses applicable to class A
shares.^
Average ^ Annual Total Returns (for
periods ending 12/31/97)
     Past Past Past
     ^ 1 year  5 years   10 years
^
Class Y   34.79%    20.76%    17.43%    ^
S&P 500 Index  33.36%    ^ 20.27%  ^
18.05%

^ The fund's performance ^ is compared to the Standard & Poor's 500 Index ^, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
FEES AND EXPENSES
This table summarizes the expenses you may pay if you buy and hold class Y shares of the fund. Expenses are ^ based on the fund's last fiscal year^.

Annual Fund Operating Expenses
(expenses that are deducted from fund
assets)

               Total
               Annual
               Fund
     Management     ^ Other   Operating
     Fees Expenses  Expenses

Class A   0.51%     0.19%     0.70%

EXAMPLE

This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can ^ easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods.
It also assumes a 5% return on your
investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

     1 year    3 years   5 years   10
years

     $72  $224 $390 $871

What are the fund's main investment
strategies and related risks? Any
investment carries with it some level of
risk that generally reflects its potential
for reward.  The fund pursues its goal of
long-term growth of capital and any
increased income that results from this
growth by investing mainly in common
stocks, which represent ownership
interests in companies. ^ Putnam
Management ^ gives more consideration to
growth potential than to dividend income.
Putnam Management believes that evaluating
a company's probable future earnings,
dividends, financial strength, working
assets and competitive position ^ will
prove more profitable in the long run
than simply seeking current dividend
income.  A description of the risks
associated with the fund's main investment
strategies follows.
* Common stocks. The value of a company's
stock may fall as a result of factors
which directly relate to that company,
such as decisions made by its management
or lower demand for the company's products
or services. ^ Similarly, a stock's value
may ^ fall because of factors affecting ^
companies in the same industry or a number
of different industries, such as increases
in production costs. The value of a
company's stock may also be affected by
changes in financial market conditions
that are relatively unrelated to the
company or its industry, such as changes
in interest rates or currency exchange
rates. In addition, a company's stock
generally pays dividends only after the
company makes required payments to holders
of its bonds and other debt. For this
reason, the value of the stock will
usually react more strongly than the bonds
and other debt to actual or perceived
changes in the company's financial
condition or prospects.
* Growth stocks. The fund may invest in
stocks of companies that Putnam Management
believes are likely to have earnings that
will grow faster than the economy as a
whole. These growth stocks typically trade
at higher multiples of current earnings
than other stocks. Therefore, the values
of growth stocks may be more sensitive to
changes in current or expected earnings
than the values of other stocks.  If
Putnam Management's assessment of the
prospects for the company's earnings
growth is wrong, or if its judgment of how
other investors will value the company's
earnings growth is wrong, then the price
of the company's stock may fall or not
approach the value that Putnam Management
has placed on it.
* Foreign investments. The fund may invest
without limit in securities of foreign
issuers that are traded in U.S. public
markets. While the fund may also invest in
securities of foreign issuers that are not
traded in U.S. public markets, it does not
expect that such investments will normally
represent more than 20% of its assets,
although they may occasionally exceed this
amount. Foreign investments involve
certain special risks. For example, their
values may drop in response to changes in
currency exchange rates, unfavorable
political and legal developments,
unreliable or untimely information, and
economic and financial instability. In
addition, the liquidity of these
investments may be more limited than
domestic investments, which means the fund
may at times be unable to sell them at
desirable prices. Foreign settlement
procedures may also involve additional
risks. These risks are generally greater
in the case of "emerging markets" that
typically have less developed legal and
financial systems.
Certain of these risks may also apply to
some extent to domestic
investments that are denominated in
foreign currencies or that are traded in
foreign markets, or to securities of U.S.
companies that have significant foreign
operations.
>Derivatives. The fund may engage in a
variety of transactions involving
derivatives such as futures, options,
warrants and swaps.  Derivatives are
financial instruments whose value depends
upon, or is
derived from, the value of ^ one or more
underlying ^ investments, ^ indexes or ^
currencies.  The fund's return on a
derivative typically depends on the change
in the value of the security, index or
currency specified in the derivative
instrument.
The fund may use derivatives ^ both for
hedging and non-hedging purposes.
Derivatives involve special risks and may
result in losses.  The fund will be
dependent on Putnam Management's ability
to analyze and manage these sophisticated
instruments.   For further information
about the risks of derivatives, see the
fund's statement of additional information
(SAI).
* Frequent trading. The fund may buy and
sell investments relatively often, which
involves higher ^ brokerage commissions^
and other expenses.
* Other investments. In addition to the
main investment strategies described
above, the fund may also make other types
of investments, such as investments in
preferred stocks, convertible securities^
or fixed income securities, and therefore^
may be subject to other risks, as
described in the fund's SAI.
* Alternative strategies. At times Putnam
Management may judge that market
conditions make pursuing the fund's
investment strategies inconsistent with
the best interests of its shareholders.
Putnam Management then may temporarily use
alternative strategies that are mainly
designed to limit the fund's losses.
Although Putnam Management has the
flexibility to use these strategies, it
may choose not to for a variety of
reasons, even in very volatile market
conditions. These strategies may cause the
fund to miss out on investment
opportunities, and may prevent the fund
from achieving its goal.
* Changes in policies. The fund's Trustees
may change the fund's goal, investment
strategies and other policies without
shareholder approval, except as otherwise
indicated.
Who manages the fund?
The fund's Trustees oversee the general
conduct of the fund's business. The
Trustees have retained Putnam Management
to be the fund's investment manager,
responsible for making investment
decisions for the fund and managing the
fund's other affairs and business. The
fund pays Putnam Management a quarterly
management fee for these services based on
the fund's average net assets. The fund
paid Putnam Management a management fee of
0.51% of average net assets for the fund's
last fiscal year. Putnam Management's
address is One Post Office Square, Boston,
MA 02109.
The following officers of Putnam
Management have had primary responsibility
for the day-to-day management of the
fund's portfolio since the years shown
below. Their recent professional
experience is also shown. Manager
Since     Experience
C. Beth Cotner 1995 Employed as an
investment
Managing Director
          professional* by Putnam
          Management since 1995.
          Prior
          to September, 1995, Ms.
Cotner was
          a Portfolio Manager and
Executive Vice President of Kemper ^
Financial Services.

Richard B. England  1996 Employed as
an
investment
Senior Vice President
     professional* by Putnam Management
     since 1992.

Manuel Weiss   1996 Employed as an
investment
Senior Vice President
          professional* by Putnam
          Management since 1987.
*Investment professional means that the
manager was either a portfolio manager or
analyst.
* Year 2000 issues.   The fund could be
adversely affected if the computer systems used by Putnam Management and the fund's other service providers do not properly process and calculate daterelated information relating to the end of this century and the beginning of the next.
While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its ^ investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.
How does the fund price its shares?
The price of the fund's shares is based on its net asset value (NAV) ^. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York
Stock Exchange each day the exchange is
open.
The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at ^ their fair value.
The fund translates prices for its
investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV.
Because foreign markets may be open at
different times than the New York Stock
Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock
Exchange, these investments will be valued at their fair value.
How do I buy fund shares?
All orders to purchase shares must be
made through your employer's ^
retirement plan. For more information
about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.
Putnam Mutual Funds Corp. (Putnam Mutual
Funds) generally must receive your
plan's completed buy order before the
close of regular trading on the New York
Stock Exchange for shares to be bought
at that day's offering price.

To eliminate the need for safekeeping,
the fund will not issue certificates for
shares.
The fund may periodically close to new
purchases of shares or refuse any order
to buy shares if Putnam Management
determines that doing so would be in the
best interests of the fund and its
shareholders.
* Eligible ^ purchasers.  A defined
contribution plan (including a corporate
IRA) is eligible to purchase ^ class Y
shares ^ if
* ^ the plan, its sponsor and other
employee benefit plans ^ of the sponsor
invest at least ^ $150 million (or prior
to 1999, $250 million) in Putnam funds and
other investments managed by Putnam
Management or its affiliates, or
* the plan's sponsor confirms a good faith
expectation that investments in Putnam-
managed assets by the sponsor and its
employee benefit plans will attain ^ $150
million (using the higher of purchase
price or current market value) within one
year of initial purchase, and agrees that
class Y shares may be redeemed and class A
shares purchased if that level is not
attained.
How do I sell fund shares?
Subject to any restrictions ^ your ^ plan
imposes, you can sell your shares through
the plan back to the fund any day the New
York Stock Exchange is open. For more
information about how to sell shares of
the fund through your employer's plan,
including any charges that the plan may
impose, please consult your employer. Your
plan administrator must send a signed
letter of instruction to Putnam Investor
Services. The price you will receive is
the next NAV per share calculated after
the fund receives the instruction in
proper form. In order for you to receive
that day's NAV, Putnam Investor Services
must receive the instruction before the
close of regular trading on the New York
Stock Exchange.
The fund generally sends payment for your
shares the business day after your request
is received.  Under unusual circumstances,
the fund may suspend redemptions, or
postpone payment for more than seven days,
as permitted by federal securities law.
How do I exchange fund shares?
Subject to any restrictions your plan
imposes, you can exchange your fund shares
for shares of other Putnam funds offered
through your employer's plan at NAV
without any sales charges. Contact your
plan administrator or Putnam Investor
Services for more information.
The exchange privilege is not intended as
a vehicle for short-term trading.
Excessive exchange activity may interfere
with portfolio management and have an
adverse effect on all shareholders. In
order to limit excessive exchange activity
and ^ otherwise promote the best interests
of the fund, the fund reserves the right
to revise or terminate the exchange
privilege, limit the amount or number of
exchanges or reject any exchange.  The
fund into which you would like to exchange
may also reject your exchange.  These
actions may apply to all shareholders or
only to those shareholders whose exchanges
Putnam Management determines are likely to
have a negative effect on the fund or
other Putnam funds.
Fund distributions and taxes
The fund distributes any net investment
income and any net realized capital gains
at least once a year.
The terms of your employer's plan will
govern how your employer's plan may
receive distributions from the fund.
Generally, periodic distributions from the
fund to your employer's plan are
reinvested in additional fund shares,
although your employer's plan may permit
you to receive fund distributions from net
investment income in cash while
reinvesting capital gains distributions in
additional shares or to receive all fund
distributions in cash. If another option
is not selected, all distributions will be
reinvested in additional fund shares.
Generally, for federal income tax
purposes, fund distributions are taxable
as ordinary income, except that any
distributions of longterm capital gains
will be taxed as such regardless of how
long you have held your shares. However,
distributions by the fund to retirement
plans that qualify for tax-exempt
treatment under federal income tax laws
will not be taxable. Special tax rules
apply to investments through such plans.
You should consult your tax adviser to
determine the suitability of the fund as
an investment through such a plan and the
tax treatment of distributions (including
distributions of amounts attributable to
an investment in the fund) from such a
plan.   The fund's investments in foreign
securities may be subject to foreign
withholding taxes.  In that case, the
fund's yield on those securities would be decreased. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.
Financial highlights
The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share.
The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by
PricewaterhouseCoopers LLP. Its report
and the fund's financial statements are
included in the fund's annual report to
shareholders, which is available upon
request.


FINANCIAL HIGHLIGHTS
CLASS Y
(For a share outstanding throughout the
period)


Year ended July 31
     1998 1997+
Net ^ asset value, beginning of period
$11.99
$9.26

^ Investment ^ operations

Net investment income    ^.03b     ^.04b

^ Net realized and unrealized gain
on investments^     2.83 2.69

Total ^ from investment operations 2.86
2.73
Less ^ distributions:
^ From net investment income^ (.07)     -
-

^ From net realized gain on investments
(1.08)    --

Total ^ distributions    (1.15)    --

Net ^ asset value, end of period
$13.70    $11.99

Ratios and supplemental data

Total investment return at
net asset value
^ (%)a 26.20
29.48*

^ Net assets,
end of period
(in thousands)
$205,222
$20,314

Ratio of ^
expenses to
average
^ net assets
(%)
     .70
 .42*
Ratio of ^
net
investment
income to
^ average
net assets
(%) .27                                  .37*

Portfolio ^ turnover (%) 59.14     95.17
+    For the period from the
commencement of
operations on January
7, 1997 through July 31, 1997.
*    Not annualized.
^ a   Total return assumes dividend
reinvestment and does not reflect the
effect of sales charges.
^ b Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.


For ^ more information about Putnam
Investors Fund

The fund's statement of additional
information (SAI) and annual and semi-
annual reports to shareholders include
additional information about the fund. The
SAI, and the auditor's report and
financial statements included in the
fund's most recent annual report to its
shareholders, are incorporated by
reference into this prospectus, which
means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund, or make shareholder inquiries, by calling Putnam tollfree at 1-800-^ 7529894.
You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-
SEC0330 for information about the
operation of the public reference room.
You may also access reports and other
information about the fund on the
Commission's Internet site at
http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public
Reference Section of the Commission,
Washington, D.C. 205496009. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS
     Putnam Defined Contribution Plans
     One Post Office Square
     Boston,
     Massachusetts
     02109 ^ 1-800-
     752-9894

     Address
     correspondence
     to Putnam
     Investor
     Services P.O.
     Box 989
     Boston, Massachusetts 02103 ^

     www.putnaminv.com
     File No. 811-159





     PUTNAM INVESTORS FUND

     FORM N-1A
     PART B

    STATEMENT OF ADDITIONAL INFORMATION
                  ("SAI")
     November 30, 1998

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated November 30, 1998, as revised from time to time. This SAI contains information ^ that may be useful to investors but which is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The
SAI should be read together with the
applicable prospectus.  Investors may
obtain a free copy of the applicable
prospectus from Putnam Investor Services,
Mailing address: P.O. Box 41203,
Providence, RI  029401203.

Part I of this SAI contains specific
information
about the fund. Part II includes
information about the fund and the other
Putnam funds.

Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report, call Putnam Investor
Services at 1-800-225-1581.

     Table of Contents

PART I

FUND HISTORY AND CLASSIFICATION    I-3
INVESTMENT RESTRICTIONS  I-4
CHARGES AND EXPENSES     I-5 INVESTMENT
PERFORMANCE I-12 ADDITIONAL OFFICERS I-
13
INDEPENDENT ACCOUNTANTS AND FINANCIAL
STATEMENTS  ^ I-14


Part II
MISCELLANEOUS INVESTMENTS, INVESTMENT
PRACTICES AND RISKS   II-1 TAXES     ^
II-24
MANAGEMENT     ^ II-28
DETERMINATION OF NET
ASSET VALUE   ^ II-35
HOW TO BUY SHARES   ^
II-37 DISTRIBUTION
PLANS  ^ II-47 INVESTOR
SERVICES   ^ II-48
SIGNATURE GUARANTEES
^ II-52 SUSPENSION OF
REDEMPTIONS     ^ II52
SHAREHOLDER LIABILITY
^ II-53 STANDARD
PERFORMANCE MEASURES ^
II53
COMPARISON OF PORTFOLIO
PERFORMANCE ^ II-54
SECURITIES RATINGS  ^
II-58 DEFINITIONS    ^
II-62

     SAI
     PART I

FUND HISTORY AND
CLASSIFICATION

Putnam Investors Fund is one of the three pioneer U.S. mutual funds. The fund is a Massachusetts business trust organized on
August 13, 1982 as the successor to Putnam
Investors Fund, Inc., a Massachusetts
corporation organized on November 23,
1925.  A copy of the Agreement and
Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of
Massachusetts.

The fund is an open-end management
investment company with an unlimited
number of authorized shares of beneficial interest, which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund also offer other classes of shares with different sales charges and expenses.
Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam
Mutual Funds (at 1-800-225-1581).

The fund is a "diversified" investment
company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except
U.S.
government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees.
Shares are freely transferable, are
entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions,
which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1)  With respect to 75% of its total
assets, invest in the securities of any
issuer if, immediately after such
investment, more than 5% of the total
assets of the fund (taken at current
value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(2)  With respect to 75% of its total
assets, acquire more than 10% of the
outstanding voting securities of any
issuer.

(3)  Underwrite securities issued by other
persons except to the extent that, in
connection with the disposition of its
portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(4)  Borrow money in excess of 10% of its
net assets (taken at current value) and
then only as a temporary measure for
extraordinary or emergency reasons and not for investment purposes. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)

(5)  Make loans, except by purchase of
debt obligations in which the fund may
invest consistent with its investment
policies, by entering into repurchase
agreements, or by lending its portfolio
securities.

(6)  Purchase or sell real estate,
although it may purchase securities of
issuers which deal in real estate,
securities which are secured by interests
in real estate, and securities which
represent interests in real estate, and it
may acquire and dispose
of real estate or interests in real estate
acquired through the exercise of its
rights as a holder of debt obligations
secured by real estate or interests
therein.
(7)  Purchase or sell commodities or
commodity contracts, except that the fund
may purchase and sell financial futures
contracts and options and may enter into
foreign exchange contracts and other
financial transactions not involving
physical commodities.
(8)  Purchase securities (other than
securities of the U.S. government, its
agencies or instrumentalities) if, as a
result of such purchase, more than 25% of
the fund's total assets would be invested
in any one industry.
^
Although certain of the fund's fundamental
investment restrictions permit it to
borrow money to a limited extent, the fund
does not currently intend to do so and did
not do so last year.
The Investment Company Act of 1940
provides that a "vote of a majority of the
outstanding voting securities" of the fund
means the affirmative vote of the lesser
of (l) more than 50% of the outstanding
fund shares, or (2) 67% or more of the
shares present at a meeting if more than
50% of the outstanding fund shares are
represented at the meeting in person or by
proxy.
It is contrary to the fund's present
policy, which may be changed without
shareholder approval, to:
Invest in (a) securities which are not
readily marketable, (b) securities
restricted as to resale (excluding
securities determined by the Trustees of
the fund (or the person designated by the
Trustees of the fund to make such
determinations) to be readily marketable,
and (c) repurchase agreements maturing in
more than seven days, if, as a result,
more than 15% of the fund's net assets
(taken at current value) would be invested
in securities described in (a), (b) and
(c) above.
     ---------------------------------
All percentage limitations on investments

(other than pursuant to the non-

fundamental restriction) will apply at the

time of the making of an investment and

shall not be considered violated unless an

excess or deficiency occurs or exists

immediately after and as a result of such

investment.

------------------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated
November 20, 1996, the fund pays a
quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at an annual rate of 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any amount thereafter. For the past three fiscal years, pursuant to the Management Contract
in effect prior to November 20, 1996,
under
which the management fee payable to Putnam
Management was paid at the rate of 0.65%
of the first $500 million of the fund's
average net assets, 0.55% of the next $500
million, 0.50% of the next $500 million
and 0.45% of any amount thereafter, the
fund incurred the following fees:
Fiscal    Management
year fee paid

1998 $15,126,428
1997 $  8,893,729
1996 $  6,630,898



Brokerage commissions

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

The following table shows brokerage
commissions paid during the fiscal periods indicated:

Fiscal    Brokerage
year commissions

1998 $3,659,840
1997 $2,446,067
1996 $2,442,590


The following table shows transactions
placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:


Dollar value   Percent of
of these  total     Amount of
transactions   transactions   commissions

     $2,798,325,706 67.73%    $2,420,461
Administrative expense reimbursement
The fund reimbursed Putnam Management for administrative services during fiscal
1998, including compensation of certain
fund officers and contributions to the
Putnam Investments, Inc. Profit Sharing
Retirement Plan for their benefit, as
follows:


          Portion of total

reimbursement for
     Total
     compensation and
     reimbursement
     contributions

     $27,380
$23,379


Trustee
responsibilities and
fees

The Trustees generally oversee the conduct of the fund's business.
Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the oversight of the Trustees, Putnam Management also manages the fund's other affairs and business.
Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as a Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal
1998 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1997:




COMPENSATION TABLE

          Pension or     Estimated Total
 Aggregate retirement     annual benefits
compensation
     compensation   benefits accrued
from all  from
all
   from the  as part of     Putnam funds
                  Putnam
Trustees/Year  fund(1)   fund expenses
upon retirement(2) funds(3)

Jameson A. Baxter/1994(4)     $2,359
$453
$87,500   $176,000
Hans H. Estin/1972  2,000     933  87,500
175,000
John A. Hill/1985(4)(6)  1.975     350
98,000
(6)  175,000
Ronald J. Jackson/1996(4)     2,263
228  87,500
176,000
Paul L. Joskow/1997(4)(5)     1,569     25
87,500
25,500
Elizabeth T. Kennan/1992 2,263     499
87,500
174,000
Lawrence J. Lasser/1992  1,943     373
87,500
172,000
John H. Mullin, III/1997(4)(5)     1,569
39 87,500
25,500
Robert E. Patterson/1984 1,988     281
87,500 176,000
Donald S. Perkins/1982   2,000     1,010
87,500    176,000
William F. Pounds/1971(6)     2,379
1,049
98,000
201,000
George Putnam/1957  1,954     1,066
87,500 175,000
George Putnam, III/1984  1,984     185
87,500 174,000
A.J.C. Smith/1986   1,938     629  87,500
170,000
W. Thomas Stephens/1997(4)(7) 1,882     36
87,500   53,000
W. Nicholas Thorndike/1992    2,000
717
87,500  176,000


(1)  Includes an annual retainer and an
attendance fee for each meeting attended.
(2)  Assumes that each Trustee retires at
the normal retirement date.  Estimated
benefits for each Trustee are based on
Trustee fee rates in effect during
calendar               1997.
(3)  As of December 31, 1997, there were
101 funds in the Putnam family.
(4) Includes compensation deferred
pursuant to a Trustee Compensation
Deferral Plan.The total amounts of
deferred
compensation payable by the fund to Ms.
Baxter, Messrs. Hill, Jackson, Joskow,
Mullin and Stephens as of July 31, 1998
were
$8,647, $9,931, $5,307, $1,366, $1,366 and
$1,897, respectively, including income
earned on such amounts.
(5) Elected as a Trustee in November 1997.
(6)  Includes additional compensation for
service as Vice Chairman of the Putnam
funds.
(7) Elected as a Trustee in September
1997.




Under a Retirement Plan for Trustees of
the Putnam funds (the "Plan"), each
Trustee who retires with at
least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement.
This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee
comprised of Trustees that are not
"interested persons" of the
fund, as defined in the Investment Company
Act of 1940) may terminate or amend the
Plan at any time, but no termination or
amendment will result in a reduction in
the amount of benefits (i) currently being
paid to a Trustee at the time of such
termination or amendment, or (ii) to which
a current Trustee would have been entitled
had he or she retired immediately prior to
such termination or amendment.
For additional information concerning the
Trustees, see "Management" in Part II of
this SAI.
Share ownership
At August 31, 1998, the officers and
Trustees of the fund as a group owned less
than 1% of the outstanding shares of each
class of the fund, and, except as noted
below, to the knowledge of the fund no
person owned of record or beneficially 5%
or more of any class of shares of the
fund^:
      Shareholder name    Percentage
     Class     and address
owned

     Y*   Viacom International,
Inc.    41.45%
     Y*   TRW Employee Stock
Ownership
          and Savings Plan    30.46%

     Y*   Stone and Webster   10.48%

*    The address for the names listed is:
     c/o Putnam Fiduciary Trust Company,
as
 trustee or agent, 859 Willard Street,
     Quincy, MA 02269.


Distribution fees

During fiscal 1998, the fund paid the
following 12b-1 fees to Putnam Mutual
Funds:

     Class A   Class B   Class M

$5,754,314     $5,099,760     $380,920

Class A sales charges and contingent
deferred sales charges

Putnam Mutual Funds received sales
charges with respect to class A shares
in the following amounts during the
periods indicated:
          Sales charges
          retained by Putnam
     Contingent Total
     Mutual Funds   deferred
     front-end after
     sales
Fiscal year    sales charges
dealer concessions  charges

1998      $12,422,973
$2,050,661
$31,588
1997      $2,840,005
$480,876  $27,030
1996      $1,410,499
$261,049  $ 1,074


Class B contingent deferred sales charges

Putnam Mutual Funds received contingent
deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

          Contingent deferred
Fiscal year         sales charges

1998      $625,625
1997      $236,426
1996      $  66,182


Class M sales charges

Putnam Mutual Funds received sales charges with respect to class M shares in the following amounts during the periods indicated:

          Sales charges
          retained by Putnam
      Mutual Funds
     Total     after
Fiscal year    sales
charges  dealer
concessions

1998 $508,311  $82,350
1997 $159,084  $25,456
1996 $74,830   $13,169

Investor servicing and custody fees and
expenses

During the 1998 fiscal year, the fund
incurred $4,592,686 in fees and out-of-
pocket expenses for investor servicing
and custody services provided by Putnam
Fiduciary Trust Company.

INVESTMENT PERFORMANCE

Standard performance measures
(for periods ended July 31,
1998)

     Class A   Class B   Class
M   Class Y
Inception date:     12/1/25   3/1/93
12/2/94   1/7/97

Average annual total return

1 year    25.75%    24.84%    25.14%
26.20%
5 year    23.22%    22.24%
22.61%    23.33%
10 year   18.87%    17.88%
18.20%    18.92%


Returns for class A and class M shares
reflect the deduction of the current
maximum initial sales charges of 5.75%
for class A shares and 3.50% for class M shares.

Returns for class B shares reflect the
deduction of the applicable contingent
deferred sales charge ("CDSC"), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter.


Returns shown for class B, class M and
class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard Performance measures" in
Part II of this SAI for information on
how performance is calculated.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice
President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)

^

C. Beth Cotner (45) (6 fund), Managing
Director of Putnam Management.  Prior to
September, 1995, Ms. Cotner was Executive
Vice President of Kemper Financial
Services.

Richard B. England, (40) (2 funds),
Senior Vice President of Putnam
Management.  Prior to December, 1992, Mr.
England was an investment officer at
Aetna Equity Investors.

^

Carol C. McMullen, (43) (17 funds),
Managing Director of Putnam Management.
Prior to June, 1995, Ms. McMullen was
Senior Vice President of Baring Asset
Management.

John J. Morgan, Jr. (58) (22 funds),
Managing Director of Putnam Management.

Manuel Weiss, (49) (2 fund), Senior Vice
President of Putnam Management.



INDEPENDENT ACCOUNTANTS AND FINANCIAL
STATEMENTS

PricewaterhouseCoopers LLP, ^ 160 Federal
Street, Boston,
Massachusetts ^ 02110, are the fund's
independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange
Commission filings.  The Report of
Independent Accountants, financial
highlights and financial statements
included in the fund's Annual Report for the fiscal year ended July 31, 1998, filed electronically on September 22,
1998 (File No. 811-159), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.

                       TABLE OF CONTENTS


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS    II-1

TAXES..                                          II    -   24

MANAGEMENT                                       II    -   28

DETERMINATION OF NET ASSET VALUE                 II    -   35

HOW TO BUY SHARES                                II    -   37

DISTRIBUTION PLANS                               II    -   47

INVESTOR SERVICES                                II    -   48

SIGNATURE GUARANTEES                             II    -   52

SUSPENSION OF REDEMPTIONS                        II    -   52

SHAREHOLDER LIABILITY                            II    -   53

STANDARD PERFORMANCE MEASURES                    II    -   53

COMPARISON OF PORTFOLIO PERFORMANCE              II    -   54

SECURITIES RATINGS                               II    -   58

DEFINITIONS                                      II    -   62


                        THE PUTNAM FUNDS
          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below.
Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment
restrictions explained in a fund's prospectus   or     part I of
this SAI   ,     or    by     applicable law, the fund may engage
in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICESMISCELLANEOUS
INVESTMENT PRACTICES AND RISKS

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.
The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Monetary Unit ("EMU"). The EMU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.


PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

LOWER-RATED SECURITIES

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely
affect the values of lower-rated securities.   Changes by
nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash.
Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

LOAN PARTICIPATIONS

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

MORTGAGE RELATED AND ASSET-BACKED SECURITIES

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

The fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

STRUCTURED NOTES

A fund may be able to invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class. Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest often because of restrictions imposed by local laws.

   TAX-EXEMPT SECURITIES

GENERAL DESCRIPTION.As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal
income tax and the appropriate state    '   s personal income
tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short    -   term Tax-exempt securities are generally issued by
state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

PARTICIPATION INTERESTS (MONEY MARKET FUNDS ONLY).The Money Market Fund may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The Money Market Fund may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Money Market Fund in connection with the arrangement. The Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. The Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

STAND    -   BY COMMITMENTS.When the fund purchases Tax-exempt
securities, it has the authority to acquire stand    -   by
commitments from banks and broker    -   dealers with respect to
those Tax-exempt securities.  A stand    -   by commitment may be
considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during
the time a stand    -   by commitment is exercisable, absent
unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third
party at any time.  The fund expects that stand    -   by
commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to
assign any value to stand    -   by commitments.

YIELDS.The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.


   "MORAL OBLIGATION" BONDS.The fund does not  currently intend
to invest in so    -   called "moral obligation" bonds, where
repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

MUNICIPAL LEASES.The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations
of the municipality for which the municipality    '   s taxing
power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease,
the fund    '   s ability to recover under the lease in the event
of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

ADDITIONAL RISKS.Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the
types and amounts of tax    -   exempt bonds issuable for certain
purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further
proposals limiting the issuance of tax    -   exempt bonds may
well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

CONVERTIBLE SECURITIES

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

PRIVATE PLACEMENTS

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

SHORT-TERM TRADING

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, amounting to not more than 25% of its total assets. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

FORWARD COMMITMENTS

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

SWAP AGREEMENTS

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.


DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this
SAI.    The fund    '   s use of derivatives may cause the fund
to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.

YEAR 2000

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer systems. To the extent that the systems used by the funds or their service providers cannot distinguish between the year 1900 and the year 2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. Putnam Management and its affiliates have reported that each expects to modify its systems, as necessary, to address this so-called "year 2000 problem," and will, on behalf of the funds, inquire as to the year 2000 compliance of the funds' other major service providers. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience "year 2000 problems," which could ultimately result in losses to a fund to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

TAXESTAXES

TAXATION OF THE FUND. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains.
   Distributions of     net capital gains (that is, the excess of
net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

EXEMPT-INTEREST DIVIDENDS. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

RETURN OF CAPITAL DISTRIBUTIONS. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.
Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any
gain    or loss     realized upon a taxable disposition of shares
will be treated as    long-term capital gain or loss     if the
shares have been held for more than 12 months        .  Otherwise
the gain    or loss     on the sale, exchange or redemption of
fund shares will be treated as short-term capital gain   or
loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BACKUP WITHHOLDING. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

MANAGEMENTMANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (72), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.

JOHN A. HILL (56), Vice Chairman. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company, Weatherford Enterra, Inc. (an oil field service company) and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation, and various First Reserve Funds, such as American Gas & Oil Investors, Ltd., AmGO II, L.P., First Reserve Secured Energy Assets Fund, L.P., First Reserve Fund V., L.P., First Reserve Fund VI, L.P., and First Reserve Fund VII, L.P.

+WILLIAM F. POUNDS (70), Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).

JAMESON A. BAXTER (55), Trustee. President, Baxter Associates, Inc. (a management and financial consulting firm). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta Corporation (printing and digital imaging). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (70), Trustee.  Chartered Financial Analyst and
Vice Chairman, North American Management Corp. (a registered investment adviser).

RONALD J. JACKSON (54), Trustee.  Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer).

*PAUL L. JOSKOW (51), Trustee. Professor Emeritus of Economics and Management and former Chairman of the Department of Economics, Massachusetts Institute of Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and Whitehead Institute for Biomedical Research (a non-profit research institution).

ELIZABETH T. KENNAN (60), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots (a distributor of women's apparel).

*LAWRENCE J. LASSER (55), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (57), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries).

+ROBERT E. PATTERSON (53), Trustee.  President and Trustee of
Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*DONALD S. PERKINS (71), Trustee. Director of various corporations, including AON Corp. (an insurance company), Cummins Engine Company, Inc. (an engine and power generator manufacturer and assembler), Parsons Group L.L.C. (a corporation providing financial staffing services), LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc. (real estate investment trusts), Lucent Technologies Inc. (a global provider of telecommunications equipment), Nanophase Technologies Inc. (a producer of nano crystalline materials), Ryerson Tull, Inc. (America's largest steel service corporation) and Springs Industries, Inc. (a textile manufacturer).

*GEORGE PUTNAM III (47), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon Society and The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (64), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Partnership (a $667 million 10-year limited partnership with over 30 institutional investors).

W. THOMAS STEPHENS (56), Trustee.  President and Chief Executive
Officer of MacMillan Bloedel Ltd. (a major forest products company). Director, Qwest Communications (a fiber optics manufacturer) and New Century Energies (a public utility company).

W. NICHOLAS THORNDIKE (65), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and Providence Journal Co.

OFFICERS NAME (AGE)

CHARLES E. PORTER (60), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA C. FLAHERTY (51), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

WILLIAM N. SHIEBLER (56), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President and
Director of Putnam Mutual Funds.

GORDON H. SILVER (51), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

BRETT C. BROWCHUK (35),    Vice President.     Managing Director
of Putnam Management.  Prior to April, 1994, Mr. Browchuk was
Managing Director at Fidelity Investments.

IAN C. FERGUSON (41), Vice President. Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

JOHN R. VERANI (59), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

JOHN D. HUGHES (63), Senior Vice President and Treasurer.

BEVERLY MARCUS (54), Clerk and Assistant Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of the fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither the fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. Mr. Joskow is not currently an "interested person" of the fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the Trustees are not "interested persons."

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

                       -----------------

Certain other officers of Putnam Management are officers of the fund. SEE "ADDITIONAL OFFICERS" IN PART I OF THIS SAI. The mailing address of each of the officers and Trustees is One Post
Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to July, 1998, Mr. Joskow was Chairman of the Department of Economics, Massachusetts Institute of Technology, and, prior to September, 1998, he was a consultant to National Economic Research Associates. Prior to June, 1995, Ms. Kennan was President of Mount Holyoke College. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April, 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February, 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. FOR DETAILS OF TRUSTEES' FEES PAID BY THE FUND AND INFORMATION CONCERNING RETIREMENT GUIDELINES FOR THE TRUSTEES, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

PUTNAM MANAGEMENT AND ITS AFFILIATES

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $182 billion in assets in over 9 million shareholder accounts at December 31, 1997. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1997, Putnam Management and its affiliates managed over $235 billion in assets, including over $19 billion in tax-exempt securities and over $57 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

FOR DETAILS OF PUTNAM MANAGEMENT'S COMPENSATION UNDER THE MANAGEMENT CONTRACT, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. THE TERMS OF ANY EXPENSE LIMITATION FROM TIME TO TIME IN EFFECT ARE DESCRIBED IN THE PROSPECTUS AND/OR PART I OF THIS SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

THE AMOUNT OF THIS REIMBURSEMENT FOR THE FUND'S MOST RECENT FISCAL YEAR IS INCLUDED IN "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION CONCERNING COMMISSIONS PAID BY THE FUND.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION ON SALES CHARGES AND OTHER PAYMENTS RECEIVED BY PUTNAM MUTUAL FUNDS.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services won the DALBAR Quality Tested Service Seal in 1990, 1991, 1992, 1993, 1994, 1995 and 1997. Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services tied for highest scores, with two other mutual fund companies, in all categories.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION
ON FEES AND REIMBURSEMENTS FOR INVESTOR SERVICING AND CUSTODY
RECEIVED BY PFTC.  THE FEES MAY BE REDUCED BY CREDITS ALLOWED BY
PFTC.

DETERMINATION OF NET ASSET VALUEDETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment
Company Act of 1940.

HOW TO BUY SHARESHOW TO BUY SHARES

GENERAL

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class M shares of a Putnam fund at net asset value through an employer-sponsored retirement plan, please consult your employer. Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge ("CDSC"). See "General-- Sales without sales charges or contingent deferred sales charges," "Additional Information About Class A and Class M shares," and "Contingent Deferred Sales Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase.
The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares no later than the end of the month eight years after the purchase date, and may, in the discretion of the Trustees, convert to class A shares earlier. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information. Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft. A shareholder may choose any day of the month and, if a given month (for example, February) does not contain that particular date, or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

PAYMENT IN SECURITIES. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form. The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds.
Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Mutual Funds.

SALES WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES.
The fund may sell shares without a sales charge or CDSC to:

   (i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

   (ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge)
   (not offered by tax-exempt funds);

   (iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Mutual Funds (not offered by tax-exempt funds);

   (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Mutual Funds is regarded as the dealer of record for all such accounts);

   (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

   (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust, if the value of the shares of the fund and other
   Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

   (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Mutual Funds with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

In addition, the fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class M shares at net asset value to members of qualified groups. See "Group purchases of class A and class M shares" below. Class A shares are available without an initial sales charge to eligible employer-sponsored retirement plans, as described below.

PAYMENTS TO DEALERS. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

ADDITIONAL INFORMATION ABOUT CLASS A AND CLASS M SHARES

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual Funds will give dealers ten days' notice of any changes in the dealer discount. Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Growth and Income Funds and Asset Allocation
Funds only:

                              CLASS A             CLASS M
                                AMOUNT OF              AMOUNT OF
                      SALES CHARGE         SALES CHARGE     SALES
CHARGE                SALES CHARGE
                      AS A      REALLOWED TO           AS A
REALLOWED TO
                      PERCENTAGE           DEALERS AS A
PERCENTAGE            DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING          PERCENTAGE OF    OF
OFFERING              PERCENTAGE OF
AT OFFERING PRICE ($) PRICE     OFFERING PRICE         PRICE
OFFERING PRICE
-----------------------------------------------------------------
-----------------------------------------------------------------
----
Under 50,000          5.75%     5.00%      3.50%       3.00%
50,000 but under 100,000        4.50       3.75        2.50 2.00
100,000 but under 250,000       3.50       2.75        1.50 1.00
250,000 but under 500,000       2.50       2.00        1.00 1.00
500,000 but under 1,000,000     2.00       1.75        NONE NONE
1,000,000 and above   NONE      NONE       NONE        NONE
-----------------------------------------------------------------
-----------------------------------------------------------------
----



For Income Funds only (except for Putnam Intermediate U.S.
Government Income Fund and Putnam Preferred Income Fund:

                              CLASS A             CLASS M
                                AMOUNT OF              AMOUNT OF
                      SALES CHARGE         SALES CHARGE     SALES
CHARGE                SALES CHARGE
                      AS A      REALLOWED TO           AS A
REALLOWED TO
                      PERCENTAGE           DEALERS AS A
PERCENTAGE            DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING          PERCENTAGE OF    OF
OFFERING              PERCENTAGE OF
AT OFFERING PRICE ($) PRICE     OFFERING PRICE         PRICE
OFFERING PRICE
-----------------------------------------------------------------
-----------------------------------------------------------------
---
Under 50,000          4.75%     4.25%      3.25%       3.00%
50,000 but under 100,000        4.50       4.00        2.25 2.00
100,000 but under 250,000       3.50       3.00        1.50 1.25
250,000 but under 500,000       2.50       2.25        1.00 1.00
500,000 but under 1,000,000     2.00       1.75        NONE NONE
1,000,000 and above   NONE      NONE       NONE        NONE
-----------------------------------------------------------------
-----------------------------------------------------------------
---



For Putnam Intermediate U.S. Government Income Fund and Putnam
Preferred Income Fund only:

                              CLASS A             CLASS M
                                AMOUNT OF              AMOUNT OF
                      SALES CHARGE         SALES CHARGE     SALES
CHARGE                SALES CHARGE
                      AS A      REALLOWED TO           AS A
REALLOWED TO
                      PERCENTAGE           DEALERS AS A
PERCENTAGE            DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING          PERCENTAGE OF    OF
OFFERING              PERCENTAGE OF
AT OFFERING PRICE ($) PRICE     OFFERING PRICE         PRICE
OFFERING PRICE
-----------------------------------------------------------------
-----------------------------------------------------------------
----
Under 100,000         3.25%     3.00%      2.00%       1.80%
100,000 but under 250,000       2.50       2.25        1.50 1.30
250,000 but under 500,000       2.00       1.75        1.00 1.00
500,000 but under 1,000,000     1.50       1.25        NONE NONE
1,000,000 and above   NONE      NONE       NONE        NONE
-----------------------------------------------------------------
-----------------------------------------------------------------
----

For Tax Free Funds only:

                              CLASS A ONLY
                                           AMOUNT OF
                      SALES CHARGE                     SALES
CHARGE
                      AS A                 REALLOWED TO
                      PERCENTAGE                       DEALERS AS
A
AMOUNT OF TRANSACTION OF OFFERING                      PERCENTAGE
OF
AT OFFERING PRICE ($) PRICE                OFFERING PRICE
-----------------------------------------------------------------
-----------------------------------------------------------------
----
Under 25,000          4.75%                4.50%
25,000 but under 100,000        4.50                   4.25
100,000 but under 250,000       3.75                   3.50
250,000 but under 500,000       3.00                   2.75
500,000 but under 1,000,000     2.00                   1.85
1,000,000 and above   NONE                 NONE
-----------------------------------------------------------------
-----------------------------------------------------------------
----

COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

      (i) an individual, or a "company" as defined in Section
      2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

      (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

      (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

      (iv) tax-exempt organizations qualifying under Section
      501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a
      "403(b) plan") of the Code; and

      (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

      (i) the investor's current purchase; and

      (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

      (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

STATEMENT OF INTENTION. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual
Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

GROUP PURCHASES OF CLASS A AND CLASS M SHARES. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge;
(iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

QUALIFIED BENEFIT PLANS; INDIVIDUAL ACCOUNT PLANS. The terms "class A qualified benefit plan" and "class M qualified benefit plan" mean any employer-sponsored plan or arrangement, whether or not tax-qualified, for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares or class M shares, respectively. The term "affiliated employer" means employers who are affiliated with each other within the meaning of Section 2(a)(3)(C) of the Investment Company Act of 1940. The term "individual account plan" means any employee benefit plan whereby
(i) class A shares are purchased through payroll deductions or otherwise by a fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate investing account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

The table of sales charges in the prospectus applies to sales to employer-sponsored retirement plans that are not class A qualified benefit plans, except that the fund may sell class A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services. The fund may also sell class A shares at net asset value to employer-sponsored retirement plans that initially invest at least $1 million in the fund or that have at least 200 eligible employees. In addition, the fund may sell class M shares at net asset value to class M qualified benefit plans.

An employer-sponsored retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value based on the size of the purchase. These investments will also be included for purposes of the discount privileges and programs described above.

Additional information about qualified benefit plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

CONTINGENT DEFERRED SALES CHARGES; COMMISSIONS

CLASS A SHARES. Except as described below, a CDSC of 0.75% (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or record-keeper) of the total amount redeemed is imposed on redemptions of shares purchased by class A qualified benefit plans if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed, for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.

Similarly, class A shares purchased at net asset value by any investor other than a class A qualified benefit plan, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase, unless the dealer of record waived its commission with Putnam Mutual Funds' approval. The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed.

Except as described below for sales to class A qualified benefit plans, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more and sales to employer-sponsored benefit plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on cumulative purchases of such shares, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a class A qualified benefit plan, Putnam Mutual Funds pays commissions to the dealer of record at the time of the sale on net monthly purchases at the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million, 0.50% of the next $3 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $10 million and 0.05% thereafter, except that commissions on sales to class A qualified benefit plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates pursuant to a proposal made by Putnam Mutual Funds on or before April 15, 1997 are based on cumulative purchases over a one-year measuring period at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, and 0.50% thereafter. On sales at net asset value to all other class A qualified benefit plans receiving proposals from Putnam Mutual Funds on or before April 15, 1997, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%. Money market fund shares are excluded from all commission calculations, except for determining the amount initially invested by a qualified benefit plan. Commissions on sales at net asset value to such plans are subject to Putnam Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased prior to December 1, 1995.

ALL SHARES. Investors who set up an Automatic Cash Withdrawal Plan ("ACWP") for a share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment. Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLANSDISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Mutual Funds pays service fees to qualifying dealers at the rates set forth in the prospectus, except with respect to shares held by class A qualified benefit plans. Putnam Mutual Funds pays service fees to the dealer of record for plans for which Putnam Fiduciary Trust or its affiliates serve as trustee and recordkeeper at the following annual rates (expressed as a percentage of the average net asset value (as defined below) of the plan's class A shares): 0.25% of the first $5 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $30 million, and 0.05% thereafter. For class A qualified benefit plans for which Putnam Fiduciary Trust Company or its affiliates provide some services but do not act as trustee and recordkeeper, Putnam Mutual Funds will pay service fees to the dealer of record of up to 0.25% of average net assets, depending on the level of service provided by Putnam Fiduciary Trust Company or its affiliates, by the dealer of record, and by third parties. Service fees are paid quarterly to the dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

INVESTOR SERVICESINVESTOR SERVICES

SHAREHOLDER INFORMATION

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.


YOUR INVESTING ACCOUNT

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact
Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining
Investing Accounts.

REINSTATEMENT PRIVILEGE

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

EXCHANGE PRIVILEGE

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

PLANS AVAILABLE TO SHAREHOLDERS

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these plans at any time.

AUTOMATIC CASH WITHDRAWAL PLAN ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

TAX QUALIFIED RETIREMENT PLANS; 403(B) AND SEP PLANS.  (NOT
OFFERED BY FUNDS INVESTING PRIMARILY IN TAX-EXEMPT SECURITIES.)
Investors may purchase shares of the fund through the following
Tax Qualified Retirement Plans, available to qualified individuals or organizations:

      Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

      Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of
Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security
Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEESSIGNATURE GUARANTEES

Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONSSUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.


SHAREHOLDER LIABILITYSHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURESSTANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCECOMPARISON OF PORTFOLIO
PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential
investors.   THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED
ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

      LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

      MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
      highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

      CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

      THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

      THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

      THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

      CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

      THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

      THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

      THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

      THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

      THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

      THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations
      (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

      THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

      THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

      THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
      INDEX is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX is an index of approximately 1,003 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

      THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

      THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S.
      investable equity market.

      THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

      THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

      THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

      THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

      THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

      THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non
      $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

      STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

      STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

      STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.


SECURITIES RATINGS

THE FOLLOWING RATING SERVICES DESCRIBE RATED SECURITIES AS
FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTES (FOR MONEY MARKET FUNDS ONLY)

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER (FOR MONEY MARKET FUNDS ONLY)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--     Leading market positions in well established industries.
--     High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES (FOR MONEY MARKET FUNDS ONLY)

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER (FOR MONEY MARKET FUNDS ONLY)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


DUFF & PHELPS CORPORATION

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.


CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONSDEFINITIONS

"Putnam Management"             --   Putnam Investment
                                Management, Inc., the fund's
                                investment manager.

"Putnam Mutual Funds"           --   Putnam Mutual Funds Corp.,
                                the fund's principal
                                underwriter.

"Putnam Fiduciary Trust         --   Putnam Fiduciary Trust
                                Company,
 Company"                            the fund's custodian.

"Putnam Investor Services"      --   Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the fund's
                                investor servicing agent.